UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2011

URS CORPORATION
(Exact name of registrant as specified in its charter)

1-7567 (Commission File No.)
Delaware (State or other jurisdiction of incorporation)	94-1381538 (IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No.1 on Form 8-K amends the Form 8-K filed with the Securities and Exchange Commission on April 4, 2011 to correct the salary information for Robert W. Zaist.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Increase in Base Salary and Target Bonus Opportunity

On March 30, 2011, the Compensation Committee of the Board of Directors (the “Committee”) reviewed and approved the base salaries for the following executive officers of the Company, effective April 2, 2011:

Name	Fiscal Year 2010 Base Salary	Fiscal Year 2011 Base Salary
Martin M. Koffel	$1,000,000	Unchanged
Thomas W. Bishop	$500,000	$515,000
Hugh Blackwood	£300,000	Unchanged
Reed N. Brimhall	$490,000	$500,000
H. Thomas Hicks	$565,000	$620,000
Gary V. Jandegian	$615,000	$630,000
Susan B. Kilgannon	$350,000	$360,000
Joseph Masters	$515,000	$530,000
Randall A. Wotring	$540,000	$560,000
Thomas H. Zarges	$715,000	Unchanged
Robert W. Zaist	$475,000	$525,000	*
*  Effective January 8, 2011

Adoption of 2011 Performance Metrics and Target Bonuses

Under the Bonus Plan, executive officers (and specified other employees) are eligible to earn annual cash bonuses based on financial performance metrics that are defined in the Bonus Plan and established annually by the Committee.  At or near the beginning of each fiscal year, each executive officer is assigned a “Target Bonus,” expressed as a percentage of his or her base salary, and then becomes eligible to earn a bonus based on the extent to which the financial results meet, exceed or fall short of the executive officer’s predefined financial performance targets for that fiscal year.  The Bonus Plan also gives the committee the authority and responsibility to adjust the company's actual GAAP financial results to take into account the objectively determinable impact of unexpected material events for purposes of determining the extent to which performance targets were satisfied.  On March 30, 2011, the Committee established the financial performance metrics and performance targets, as well as the Target Bonuses for the Company’s executive officers under the Bonus Plan for fiscal year 2011.  Meeting a minimum corporate net income threshold, as defined in the Bonus Plan, is a prerequisite for each executive officer to earn a bonus, and meeting a minimum division profit contribution, as defined in the Bonus Plan, is a prerequisite for each executive officer whose performance targets are measured by division performance to earn a bonus from the bonus pool of that division.  In addition, with respect to our executive officers, the Committee established the following financial performance metrics and weighting and confirmed the Target Bonuses under the Bonus Plan for fiscal year 2011:

Executive Officer	2011 Performance Metrics and Weighting	2011 Target Bonus
Martin M. Koffel	Corporate Net Income - 100%	125%

Executive Officer	2011 Performance Metrics and Weighting	2011 Target Bonus
Thomas W. Bishop	Corporate Net Income - 50% Infrastructure & Environment Division Profit Contribution - 50%	75%
Hugh Blackwood	Profit Contribution of the MICE Business Unit (Middle East, India, China and Europe) - 100%	70%
Reed N. Brimhall	Corporate Net Income - 100%	75%
H. Thomas Hicks	Corporate Net Income - 100%	100%
Gary V. Jandegian	Infrastructure & Environment Division Profit Contribution - 80% Corporate Net Income - 20%	100%
Susan B. Kilgannon	Corporate Net Income - 100%	45%
Joseph Masters	Corporate Net Income - 100%	75%
Randall A. Wotring	Federal Services Division Profit Contribution - 80% Corporate Net Income - 20%	100%
Robert W. Zaist	Energy & Construction Division Profit Contribution - 100%	100%
Thomas H. Zarges	Energy & Construction Division Profit Contribution - 80% Corporate Net Income - 20%	100%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS Corporation

Dated: April 5, 2011	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President, Controller and Chief Accounting Officer